 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2021 (December 1, 2021)

Appian Corporation
(Exact name of Registrant as Specified in Its Charter)

Delaware		001-38098	54-1956084
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive			22102
McLean,	VA		(Zip Code)
(Address of principal executive offices)
Registrant’s Telephone Number, Including Area Code: (703) 442-8844

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	APPN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 3, 2021, Appian Corporation (the “Company”) issued a press release affirming its previously provided guidance for the fourth quarter and full year ended December 31, 2021.
The information included in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Mark Lynch as Chief Financial Officer

On December 1, 2021, Mark Lynch, Chief Financial Officer, notified the Company he plans to retire effective March 31, 2022. Mr. Lynch will remain in his current position through March 31, 2022, to assist with the filing and certification of the Company’s annual report on Form 10-K, and to support with the transition of his responsibilities to his successor, once named. Mr. Lynch has served as the Company’s Chief Financial Officer since 2009. Mr. Lynch’s decision to retire is not due to any disagreement concerning the Company’s financial statements, operations, policies, or practices. The Company is in the process of identifying Mr. Lynch’s successor.

Appointment of Mark Matheos as Chief Accounting Officer

On December 1, 2021, the Board of Directors approved the appointment of Mark Matheos as Chief Accounting Officer, effective December 31, 2021. In this role, he will serve as the Company's principal accounting officer.

Mr. Matheos, age 41, has been Senior Vice President, Global Corporate Controller at the Company since January 2021. Prior to that, he served as the Company’s Vice President, Corporate Controller from April 2017 and Vice President, Assistant Controller from October 2016. Mr. Matheos holds a B.S. degree in Accounting and Information Systems from Virginia Tech and is a Certified Public Accountant in Virginia.

In connection with his promotion, Mr. Matheos will receive an annual base salary of $450,000 and an annual target bonus of $100,000 under the Senior Executive Cash Incentive Bonus Plan, a performance-based target incentive payment program. He will also receive a restricted stock unit grant in February 2022 with a value of $250,000, subject to Board or Compensation Committee approval.

There is no arrangement or understanding between Mr. Matheos and any other person pursuant to which he was selected as an officer. Furthermore, there is no family relationship between Mr. Matheos and any of the Company’s other directors or executive officers, and Mr. Matheos is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated December 3, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Appian Corporation

Date: December 7, 2021	By:	/s/ Mark Lynch
Mark Lynch
Chief Financial Officer